                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                FORM 8-K/A No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 1996

                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)

                                    Maryland
                            (State of Incorporation)

           1-11918                                    94-3175659
   (Commission File Number)                   (IRS Employer Id. Number)

  Four Embarcadero Center, Suite 3150
          San Francisco, CA                             94111
(Address of principal executive offices)              (Zip Code)

                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.                 Other Events

PROPERTY ACQUISITIONS: From April 1, 1996 through July 3, 1996 TriNet Corporate Realty Trust, Inc. (the "Company") acquired nine additional properties (the "Acquired Properties") for an aggregate purchase price of approximately $75.3 million, plus aggregate acquisition costs of approximately $1.3 million. As of July 3, 1996 the Company's portfolio consisted of 107 properties. The properties acquired from April 1, 1996 through July 3, 1996 are described below. Unless otherwise indicated, substantially all of the purchase price for each property was funded by drawing on the Company's $200 million unsecured revolving credit facility (the "1995 Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent and any remainder was funded from working capital. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

      TERADYNE, INC. AND FRESENIUS USA, INC. (SHADELANDS DRIVE HEADQUARTERS PROPERTY): On April 9, 1996, TriNet Essential Facilities X, Inc. ("TriNet X"), a wholly owned subsidiary of the Company, purchased two headquarters properties comprised of 145,000 square feet located in Walnut Creek, California for approximately $11.5 million. The property was purchased from Copley Realty Income Partners I. TriNet X acquired a fee title interest in these properties. Teradyne, Inc. will continue to use one of the properties under a triple net lease that expires on December 31, 2000 subject to extension for two additional five year terms at the tenant's option. As of July 1, 1996, current annual rent for the Teradyne, Inc. property is $540,000. Fresenius USA, Inc. has occupied the second building under a sublease with Teradyne since July of 1992, and entered into a direct triple net lease on June 27, 1996 that expires on June 30, 2002 subject to extension for a five year term at the tenant's option. As of July 1, 1996, current annual rent on the Fresenius USA, Inc. property is $739,500 with contractual escalations of 7.5% in 1998 and 7.78% in 1999.

      LOCKHEED MARTIN: On May 31, 1996, TriNet X purchased the 118,800 square foot office/R&D property occupied by a wholly owned subsidiary of Lockheed Martin (d.b.a.: Lockheed Martin) located in suburban Philadelphia, Pennsylvania for approximately $4.6 million. The property was purchased from Olds Properties Corporation. TriNet X acquired a fee title interest in this property. Lockheed Martin will continue to use the property under a triple net lease that expires on August 31, 2000, subject to extension for an additional 13.5 year term at the tenant's option. As of July 1, 1996, current annual rent for this building is $469,260.

      SUNNYVALE RESEARCH CENTER: On June 26, 1996, TriNet Sunnyvale Partners, L.
      P. a limited partnership in which the Company is the sole general partner ("Sunnyvale Partners") purchased a four-building R&D campus comprised of 215,481 square feet located in Sunnyvale, California, for approximately $30.6 million. Sunnyvale Partners purchased the fee title interest in this property from O'Donnell, Brigham & Partners-Northern Developments ("O'Donnell"), whose partners are the limited partners in Sunnyvale Partners. The property was purchased with $6.1 million in cash contributed by the Company (which was funded with working capital and a $4.7 million draw on the

      1995 Acquisition Facility), equity interests in the property contributed to Sunnyvale Partners by O'Donnell with an approximate value of $7.6 million and the assumption of a $17.0 million first mortgage with Chase Manhattan Bank. Under the terms of the Sunnyvale Partners Limited Partnership Agreement, beginning in June 1998 O'Donnell has the right under certain circumstances to request the redemption of its interest in Sunnyvale Partners, and the Company may satisfy the redemption request with shares of the Company's Common Stock or cash. Mitsubishi Electronics America, Inc. will continue to occupy three of the buildings, under a triple net lease that expires on July 31, 2003, subject to extension for a five year term at the tenant's option. Current annual rent for these three buildings is $2,878,366. The fourth building is tenanted by Futuretel, Inc. (subleasing from National Semiconductor Corporation ("National Semiconductor")) and Kanematsu USA, Inc. ("Kanematsu"). Kanematsu will continue to use a portion of the building under a triple net lease that expires on August 14, 2000, subject to extension for a five year term at the tenant's option. National Semiconductor, currently subleasing their space to Futuretel, Inc., is the primary tenant under a triple net lease that expires on January 31, 1998. As of July 1, 1996, current annual rent under the separate leases with Kanematsu and National Semiconductor, Inc. is $211,741, and $269,100, respectively.

      LAM RESEARCH CORPORATION: On June 27, 1996, TriNet X purchased a 120,576 square foot office/R&D facility occupied by Lam Research Corporation, located in Milpitas, California from Aetna Life Insurance Company for a purchase price of $12.6 million. TriNet X acquired a fee title interest in this property. Lam Research Corporation will continue to use the property under a triple net lease that expires on January 31, 2006, subject to extension for a five year term at the tenant's option. As of July 1, 1996, current annual rent is $1,157,530 with contractual escalations of 4.0% annually through 2005.

      BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN: On June 28, 1996, TriNet Essential Facilities XX, Inc. ("TriNet XX"), a wholly owned subsidiary of the Company, purchased a 216,541 square foot headquarters property occupied by Blue Cross & Blue Shield United of Wisconsin ("BC & BS") located in Milwaukee, Wisconsin for a purchase price of $16.0 million. TriNet XX simultaneously net leased the property back to BC & BS. TriNet XX acquired a fee title interest in this property. BC & BS will continue to use the building under a triple net lease that expires on June 30, 2006, subject to extension for three additional five year terms at the tenant's option. As of July 1, 1996, current annual rent is $1,609,600 with contractual escalations of 3.0% annually through 2005.

PROPERTY DISPOSITIONS: From April 1, 1996 through July 3, 1996 the Company sold two properties (the "Sold Properties") for an aggregate sales price of $12.3 million. The properties sold from April 1, 1996 through July 3, 1996 are described below. Unless otherwise noted, neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the buyer of any property described below.

      SCHWEGMANN GIANT SUPER MARKETS-DENHAM SPRINGS: On April 24, 1996, TriNet Corporate Partners I, L. P. ("TCPI"), a wholly owned subsidiary of the Company, sold a retail store located in Denham Springs, Louisiana to Schwegmann Giant Super Markets for a sale price of $1.3 million. Prior to the sale of this property, TCPI leased the property to Schwegmann Giant Super Markets. TCPI recognized an insignificant gain on this transaction.

      LINVATEC CORPORATION: On July 3, 1996, TriNet X sold a 124,950 square foot office building occupied by Linvatec Corporation and located in Largo, Florida to Largo Lakes-1 Limited Partnership for a sale price of approximately $11.0 million. TriNet X recognized a gain of approximately $0.65 million on this transaction.

Item 7.  Financial Statements and Exhibits

      (a)    Pro Forma Financial Statements

           The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.

      (b)    Historical Financial Statements

           The Historical Summary of Gross Income for the Shadelands Drive Headquarters Property is included on pages F-7 to F-9. The Historical Summary of Gross Income for the Lockheed Martin Office/R&D Property is included on pages F-10 to F-12. The Historical Summary of Gross Income for the Sunnyvale Research Center is included on pages F-13 to F-15. The Historical Summary of Gross Income for the Lam Research Office/R&D Property is not included because this property was not occupied by Lam Research until February of 1996 and prior to that the property was unoccupied for certain periods during 1995. Accordingly, 1995 historical results do not reflect any on-going operations of the property. The Blue Cross & Blue Shield United of Wisconsin acquisition was a sale lease-back and therefore no historical financial information is available for this property.

      (c)    Exhibits

          *10.1 Amended and Restated Agreement of Limited Partnership between TriNet Corporate Realty Trust, Inc. and the O'Donnell Revocable Trust, the Donald S. Grant Revocable Trust and John W. Hopkins, dated June 26, 1996.

           23.1    Consent of Independent Accountants

           *Previously filed

                       TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Pro forma financial statements:

      Unaudited pro forma consolidated balance sheet as of June 30, 1996 F-2 Unaudited pro forma consolidated statement of operations
         for the six months ended June 30, 1996                            F-3
      Unaudited pro forma consolidated statement of operations
         for the year ended December 31, 1995                              F-4
      Notes to the pro forma financial statements                          F-5

Historical Summary of Gross Income for the Shadelands Drive
Headquarters Property:

      Report of independent accountants                                    F-7
      Historical summary of gross income for the year
         ended December 31, 1995                                           F-8
      Notes to historical summary of gross income                          F-9

Historical Summary of Gross Income for the Lockheed Martin
Office/R&D Property:

      Report of independent accountants                                   F-10
      Historical summary of gross income for the year
         ended December 31, 1995                                          F-11
      Note to historical summary of gross income                          F-12

Historical Summary of Gross Income for the Sunnyvale Research Center:

      Report of independent accountants                                   F-13
      Historical summary of gross income for the year
         ended December 31, 1995                                          F-14
      Notes to historical summary of gross income                         F-15

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      June 30, 1996
                                                           ----------------------------------
                                                           Historical  Adjustments  Pro Forma
                                                           ----------  -----------  ---------
            ASSETS

 Real estate, at cost:
      Land                                                  $110,306   $ (2,726)A   $107,580
      Depreciable property                                   510,449     (7,773)A    502,676
      Other real estate                                       22,239         --       22,239
                                                            --------   --------     --------
                                                             642,994    (10,499)     632,495
      Less accumulated depreciation                          (34,749)       299 A    (34,450)
                                                            --------   --------     --------
                                                             608,245    (10,200)     598,045
      Investment in joint venture                              6,565         --        6,565
                                                            --------   --------     --------
            Total real estate                                614,810    (10,200)     604,610
 Cash and cash equivalents                                     4,843         --        4,843
 Restricted cash and investments                               3,963         --        3,963
 Deferred rent receivable                                     13,755        (95)A     13,660
 Interest rate protection agreements and loan costs, net      16,780         --       16,780
 Other assets, net                                             1,858         --        1,858
                                                            --------   --------     --------
                                                            $656,009   $(10,295)    $645,714
                                                            ========   ========     ========
           LIABILITIES AND
        STOCKHOLDERS' EQUITY
 Liabilities:
      Debt                                                  $292,891   $(10,895)A   $281,996
      Dividends payable                                        8,586         --        8,586
      Other liabilities                                       20,681        (61)A     20,620
                                                            --------   --------     --------
            Total liabilities                                322,158    (10,956)     311,202
                                                            --------   --------     --------
 Stockholders' equity:
      Preferred stock, $.01 par value, 10,000,000 shares
            authorized, issued and outstanding:
            2,000,000 shares at June 30, 1996
            (aggregate liquidation preference $50,000)            20         --           20
      Common stock, $.01 par value, 40,000,000 shares
            authorized, 13,847,667 shares issued and
            outstanding at June 30, 1996                         138         --          138
      Paid-in-capital                                        360,724         --      360,724
      Distributions in excess of net income                  (27,031)       661 A    (26,370)
                                                            --------   --------     --------
           Total stockholders' equity                        333,851        661      334,512
                                                            --------   --------     --------
                                                            $656,009   $(10,295)    $645,714
                                                            ========   ========     ========

                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    Six Months Ended June 30, 1996
                                               ----------------------------------------
                                               Historical    Adjustments      Pro Forma
                                               ----------    -----------      ---------
Revenue
    Rent                                       $    35,356     $1,737B       $    37,093
    Joint venture income                                15        442C               457
    Other                                              356         --                356
                                               -----------     ------        -----------
       Total revenue                                35,727      2,179             37,906
Expenses
    Property operating costs                         1,218         --              1,218
    General and administrative                       2,256         --              2,256
    Interest                                        10,513      1,116D            11,629
    Depreciation and amortization                    7,901        272E             8,173
                                               -----------     ------        -----------
Net Income                                     $    13,839     $  791        $    14,630
                                               ===========     ======        ===========
Earnings available to common stockholders      $    13,683                   $    14,474
                                               ===========                   ===========
Earnings per weighted average common share     $      0.99                   $      1.05
                                               ===========                   ===========
Weighted average number of shares outstanding   13,841,766                    13,841,766

                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       Year Ended December 31, 1995
                                                -----------------------------------------
                                                Historical     Adjustments      Pro Forma
                                                ----------     -----------      ---------
Revenue
    Rent                                        $    56,199      $3,917F       $    60,116
    Joint venture income                                 --         912G               912
    Other                                               693          --                693
                                                -----------      ------        -----------
       Total revenue                                 56,892       4,829             61,721
Expenses
    Property operating costs                          1,275          --              1,275
    General and administrative                        3,892          --              3,892
    Interest                                         17,329       2,875H            20,204
    Depreciation and amortization                    14,162         718I            14,880
                                                -----------      ------        -----------
Income before extraordinary charge                   20,234       1,236             21,470
Extraordinary charge from early
       extinguishment of debt                         9,561          --              9,561
                                                -----------      ------        -----------
Net Income                                      $    10,673      $1,236        $    11,909
                                                ===========      ======        ===========
Earnings available to common stockholders       $    10,673                    $    11,909
                                                ===========                    ===========
Earnings per weighted average common share      $      0.95                    $      1.06
                                                ===========                    ===========

Weighted average number of shares outstanding    11,219,201                     11,219,201

                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.     Basis of Presentation

The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 have been prepared as if the acquisitions of the Acquired Properties between April 1, 1996 and July 3, 1996 and the sales of the Sold Properties between April 1, 1996 and July 3, 1996 had occurred on January 1, 1995. The pro forma balance sheet as of June 30, 1996 has been prepared as if the acquisitions of the Acquired Properties and the sales of the Sold Properties had occurred on June 30, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

The pro forma financial statements are not necessarily indicative of what the actual results of operations of the Company would have been for the six months ended June 30, 1996 or for the year ended December 31, 1995 had the transactions involving the Acquired Properties and the Sold Properties occurred on January 1, 1995, nor do they purport to represent the results of operations for future periods.

2. Pro Forma Adjustments:

A. Reflects the sale of the Linvatec property and the subsequent payment of $10,895 on the 1995 Acquisition Facility.

B. Additional rental revenue in 1996 is attributable to the Acquired Properties, excluding the properties held by Sunnyvale Partners, offset by the decrease attributable to the Sold Properties.

C. Joint venture income in 1996 is attributable to the Company's interest in the Sunnyvale Partners. Net income from the partnership is distributed first to the limited partners to satisfy a 9% preferred return on their investment, with the remaining income allocated 99% to the Company and 1% to the limited partners.

D. Additional interest expense in 1996 is calculated to reflect: (1) the net draw amount of $37,316 on the Company's 1995 Acquisition Facility in connection with the acquisition of the Acquired Properties offset by the sale proceeds of the Linvatec property, computed at the weighted average interest rate in effect under the 1995 Acquisition Facility during the six months ended June 30, 1996, and (2) the payment of $950 on a mortgage loan upon the sale of the Schwegmann Giant Super Markets property.

E. Additional depreciation expense in 1996 is calculated to reflect: (1) additional depreciation on the Acquired Properties, excluding the properties held by Sunnyvale Partners, and (2) elimination of depreciation attributable to the Sold Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

F. Additional rental revenue in 1995 is attributable to the Acquired Properties, excluding the properties held by Sunnyvale Partners, offset by the decrease attributable to the Sold Properties.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

G. Joint venture income in 1995 is attributable to the Company's interest in Sunnyvale Partners. Net income from the partnership is distributed first to the limited partners to satisfy a 9% preferred return on their investment, with the remaining income allocated 99% to the Company and 1% to the limited partners.

H. Additional interest expense in 1995 is calculated to reflect: (1) the net draw amount of $37,316 on the Company's 1995 Acquisition Facility in connection with the acquisition of the Acquired Properties offset by the sale proceeds of the Linvatec property, computed at the average London Interbank Offered Rate for the year ended December 31, 1995, plus a margin of 2.00% and
   (2) the payment of $950 on a mortgage loan upon the sale of the Schwegmann Giant Super Markets property.

I. Additional depreciation expense in 1995 is calculated to reflect: (1) additional depreciation on the Acquired Properties, excluding the properties held by Sunnyvale Partners, and (2) elimination of depreciation attributable to the Sold Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Shadelands Drive Headquarters Property, Walnut Creek, California (the "Property") for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Shadelands Drive Headquarters Property, Walnut Creek, California, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.
San Francisco, California
August 5, 1996

                     SHADELANDS DRIVE HEADQUARTERS PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995




Gross Income                                    $1,209,884
                                                ===========

                     The accompanying notes are an integral
                         part of this historical summary

                     SHADELANDS DRIVE HEADQUARTERS PROPERTY
                   NOTES TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

A.    Property and Basis of Accounting

      The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Shadelands Drive property (the "Property"). The Property consists of two office buildings comprising 145,000 square feet in Walnut Creek, California.

      During 1995, the Property was leased to Teradyne, Inc. under a triple net lease expiring on December 31, 2000. One building, comprising 85,000 square feet was subleased to Fresenius USA, Inc. ("Fresenius") under a sublease expiring in June of 1996. These leases provided for the tenants to pay all operating expenses and, accordingly, no operating expenses are included in the Historical Summary of Gross Income. Rental income has been reduced by $459,601 as a result of the straight-line adjustment for the difference between straight-line rents and contractual rent payments.

B.    Subsequent Event

      In connection with the acquisition of the Property by TriNet Corporate Realty Trust, Inc. (the "Company"), Fresenius entered into a direct triple net lease with the Company expiring June 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of Lockheed Martin Office/R&D Property, Philadelphia, Pennsylvania (the "Property") for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of Lockheed Martin Office/R&D Property, Philadelphia, Pennsylvania, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.
San Francisco, California
August 5, 1996

                       LOCKHEED MARTIN OFFICE/R&D PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995




Gross Income                                    $  245,128
                                                ==========

                      The accompanying note is an integral
                         part of this historical summary

                       LOCKHEED MARTIN OFFICE/R&D PROPERTY
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME

A.    Property and Basis of Accounting

      The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Lockheed Martin Office/R&D Property (the "Property"). The Property consists of a 118,800 square foot office/R&D property in suburban Philadelphia, Pennsylvania.

      The Property is subject to a net lease that expires in August, 2000 and provides for the tenant to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Rental income has been reduced by $184,532 as a result of the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Sunnyvale Research Center, Sunnyvale, California (the "Property") for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Sunnyvale Research Center, Sunnyvale, California, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.
San Francisco, California
August 5, 1996

                            SUNNYVALE RESEARCH CENTER
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995




Gross Income                                    $3,449,481
                                                ==========

                     The accompanying notes are an integral
                         part of this historical summary

                            SUNNYVALE RESEARCH CENTER
                   NOTES TO HISTORICAL SUMMARY OF GROSS INCOME

A.    Property and Basis of Accounting

      The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Sunnyvale Research Center (the "Property"). The Property consists of a four-building R&D campus comprised of 215,481 square feet in Sunnyvale, California.

      During 1995, the Property was owned by O'Donnell, Brigham &
      Partners-Northern Developments ("O'Donnell"). The accompanying Historical Summary includes only recurring operating revenue attributable to the leases described below and excludes debt service (Note B) and other non-operating expenses of O'Donnell.

      The Property is subject to three net leases that expire in July 2002, August 2000, and January 1998 respectively, and each provides for the tenant to pay substantially all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Rental income includes $187,865 resulting from the straight-line adjustment for scheduled rent increases.

B.    Note payable

      The Property is encumbered by a non-recourse first mortgage with Chase Manhattan Bank maturing in April 1998. At December 31, 1995, this mortgage had a principal balance of $23,560,593. Interest on the mortgage is due monthly at the London Interbank Offered Rate plus a margin of 2.00%. In connection with the acquisition of this property by TriNet Sunnyvale Partners, L.P., a principal payment of $6,047,345 was made resulting in a principal balance of $17,000,000 being assumed by TriNet Sunnyvale Partners L.P.


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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TRINET CORPORATE REALTY TRUST, INC.

                              By:   /s/A. William Stein
                                 -----------------------------------------------
                                    A. William Stein
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Authorized Officer of the Registrant
                                    and Principal Financial Officer)

Dated:  August 7, 1996